Exhibit 10.3

RESTRICTED STOCK UNIT AWARD AGREEMENT

MATADOR RESOURCES COMPANY AMENDED AND RESTATED
2012 LONG-TERM INCENTIVE PLAN

1.Award of Restricted Stock Units. Pursuant to the Matador Resources Company Amended and Restated 2012 Long-Term Incentive Plan (as amended from time to time, the “Plan”), Matador Resources Company, a Texas corporation (the “Company”) grants to

[NAME]
(the “Participant”),

an Outside Director of the Company, an Award under the Plan for [NUMBER] Restricted Stock Units (the “Awarded Units”) which may be converted into the number of shares of Common Stock of the Company equal to the number of Restricted Stock Units, subject to (i) the terms and conditions of the Plan and this Restricted Stock Unit Award Agreement (this “Agreement”) and, to the extent applicable, (ii) any deferral election validly made with respect to the Awarded Units (the “Election”) pursuant to the Matador Resources Company Nonqualified Deferred Compensation Plan for Non-Employee Directors (the “Deferral Plan”). The “Date of Grant” of this Restricted Stock Unit Award is [DATE]. Each Awarded Unit shall be a notional share of Common Stock, with the value of each Awarded Unit being equal to the Fair Market Value of a share of Common Stock at any time. Capitalized terms used in this Agreement that are defined in the Plan shall have the same meanings assigned to them in the Plan.

2.Subject to Plan and Election. This Agreement is subject to the terms and conditions of the Plan and the Election. With respect to the Plan, (i) the terms of the Plan shall control to the extent such terms are not otherwise inconsistent with the provisions of this Agreement, and (ii) the terms of the Agreement shall control to the extent such terms are inconsistent with the provisions of the Plan. With respect to the Election, (x) the terms of this Agreement shall control to the extent such terms are not otherwise inconsistent with the provisions of the Election, and (y) the terms of the Election shall control to the extent such terms are inconsistent with the provisions of the Agreement. Except as otherwise provided herein, the Election shall be deemed to be part of this Agreement and references herein to this Agreement shall, when applicable, be deemed to include references to the Election. The Election shall be attached as an exhibit to this Agreement, provided that, failure to attach the Election to this Agreement shall in no way affect the validity and effect of the Election. This Agreement and the Election are subject to any rules promulgated pursuant to the Plan and the Deferral Plan, respectively, by the Board or the Committee and communicated to the Participant in writing.

3.Vesting; Time of Delivery of Shares. Awarded Units which have become vested pursuant to the terms of this Section 3 are collectively referred to herein as “Vested RSUs.” All other Awarded Units are collectively referred to herein as “Unvested RSUs.”

a.    Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Units shall vest as follows:

One hundred percent (100%) of the total Awarded Units shall vest and become Vested RSUs immediately prior to the election of the nominees for director at the [YEAR] annual meeting of shareholders of the Company, or if earlier, on [DATE], provided that the Participant is providing services to the Company or a Subsidiary as of such time.

Notwithstanding the foregoing, upon the occurrence of a Change in Control, all Unvested RSUs shall immediately vest and become Vested RSUs.

b.    Subject to the provisions of the Plan, the Election and this Agreement and provided that the Awarded Units have not been forfeited pursuant to Section 4 below, Vested RSUs shall be settled as follows:

i.With respect to any Awarded Units that are not subject to the Election, within thirty (30) days of the applicable vesting dates of such Awarded Units in accordance with Section 3.a. above, the Company shall convert such Awarded Units (to the extent such Awarded Units are Vested RSUs) into the number of whole shares of Common Stock equal to the number of Awarded Units converted and shall deliver to the Participant or the Participant’s personal representative such shares of Common Stock.

ii.With respect to any Awarded Units that are subject to the Election, within thirty (30) days of the applicable payment date or other payment event set forth in the Election, the Company shall convert such Awarded Units (to the extent such Awarded Units are Vested RSUs) into the number of whole shares of Common Stock equal to the number of Awarded Units converted and shall deliver to the Participant or the Participant’s personal representative such shares of Common Stock.

4.Forfeiture of Awarded Units. The Participant shall forfeit, without the payment of any consideration therefor, all of the Participant’s Unvested RSUs upon the Participant’s Total and Permanent Disability, death or upon the Participant’s Termination of Service for any reason.

Upon forfeiture, all of the Participant’s rights with respect to the forfeited Unvested RSUs shall cease and terminate, without any further obligations on the part of the Company.

5.Who May Receive Converted Awarded Units. During the lifetime of the Participant, the Common Stock received upon conversion of Awarded Units may only be received by the Participant, his or her legal representative or his or her permitted transferee in accordance with Section 7 hereof. If the Participant dies after the time that his or her Awarded Units become vested but prior to the time his or her Awarded Units are converted into shares of Common Stock, the Common Stock relating to such converted Awarded Units may be received by any individual who is entitled to receive the property of the Participant pursuant to the applicable laws of descent and distribution.

6.No Fractional Shares. Awarded Units may be converted only with respect to full shares, and no fractional share of Common Stock shall be issued.

7.Assignability. The Awarded Units are not assignable or transferable by the Participant except (i) by will or by the laws of descent and distribution and (ii) the Participant may transfer, for no consideration, some or all of the Awarded Units to (a) one or more members of the Participant’s Immediate Family, (b) a trust in which the Participant or members of his or her Immediate Family have more than fifty percent of the beneficial interest, (c) a foundation in which the Participant or members of his or her Immediate Family control the management of assets or (d) any other entity in which the Participant or members of his or her Immediate Family own more than fifty percent of the voting interests. Any such transferee must agree in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to the Participant. Notwithstanding any such transfer, any vesting conditioned upon the Participant’s continued service with the Company or its Subsidiaries shall continue to relate to the Participant’s continued service.

8.Rights as Shareholder. The Participant will have no rights as a shareholder with respect to any shares covered by this Agreement until the issuance of a certificate or certificates to the Participant or the registration of such shares in the Participant’s name for the shares of Common Stock. The Awarded Units shall be subject to the terms and conditions of this Agreement. Except as otherwise provided in Section 9 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such shares of Common Stock. The Participant, by his or her execution of this Agreement, agrees to execute any documents requested by the Company in connection with the issuance of such shares of Common Stock.

9.Adjustment of Number of Awarded Units and Related Matters. The number of shares of Common Stock covered by the Awarded Units shall be subject to adjustment in accordance with Articles 11-13 of the Plan.

10.Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

11.Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Company will not be obligated to issue any shares of Common Stock to the Participant hereunder, if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

12.Investment Representation. Unless the shares of Common Stock are issued to the Participant in a transaction registered under applicable federal and state securities laws, by his or her execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be acquired hereunder will be acquired by the Participant for investment purposes for his or her own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to the Participant in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

13.Participant’s Acknowledgments. The Participant acknowledges that copies of the Plan and Deferral Plan have been made available for his or her review by the Company, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

14.Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

15.No Right to Continue Service. Nothing herein shall be construed to confer upon the Participant the right to continue to provide services to the Company or any Subsidiary, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant at any time.

16.Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

17.Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

18.Entire Agreement. This Agreement together with the Plan (as each may be amended from time to time) supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement and the Plan. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

19.Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person shall be permitted to acquire any Awarded Units without first executing and delivering an agreement in a form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

20.Modification. The Committee may amend this Agreement at any time and from time to time without the consent of the Participant; provided, however that no such amendment may materially and adversely affect the rights of the Participant without his or her consent; and provided, further, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Code Section 409A or any regulations or other guidance issued thereunder. To the extent that any provision hereof is modified in order to comply with Code Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Participant and the Company of the applicable provision without violating the provisions of Code Section 409A, and in no event may any such amendment modify the time or form of payment of any amount payable pursuant to this Agreement if such modification would be in violation of Code Section 409A. Notwithstanding the provisions of this Section 20, the Company may amend the Plan to the extent permitted by the Plan.

21.Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

22.Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

23.Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a.    Notice to the Company shall be addressed and delivered as follows:

Matador Resources Company
5400 LBJ Fwy, Suite 1500
Dallas, TX 75240
Attn: General Counsel
Facsimile: (972) 371-5201
b.    Notice to the Participant shall be addressed and delivered as set forth on the signature page.

24.Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. The Participant, as an Outside Director, shall be solely responsible for withholding taxes or any necessary payments to any taxing authority in connection with the conversion of the Awarded Units.

25.Code Section 409A. This Agreement is intended to be interpreted and applied so that the payments and benefits set forth herein shall, as applicable, comply with or be exempt from the requirements of Code Section 409A, and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to the fullest extent possible to reflect and implement such intent. Notwithstanding anything in this Agreement and to the extent the payments and benefits set forth herein are subject to Code Section 409A, (i) a Termination of Service shall not be deemed to have occurred for purposes of any provision of this Agreement unless such termination is also a “separation from service” within the meaning of Code Section 409A; and (ii) a Total and Permanent Disability shall not be deemed to have occurred for purposes of any provision of this Agreement unless such disability is also a “disability” within the meaning of Code Section 409A. Notwithstanding any provision in this Agreement to the contrary, if on his or her Termination of Service, the Participant is deemed to be a “specified employee” within the meaning of Code Section 409A, any payments or benefits due upon such Termination of Service that constitutes a “deferral of compensation” within the meaning of Code Section 409A and which do not otherwise qualify under the exemptions under Treas. Reg. § 1.409A-1 (including without limitation, the short-term deferral exemption and the permitted payments under Treas. Reg. § 1.409A-1(b)(9)(iii)(A)), shall be delayed and paid or provided to the Participant on the earlier of the date which immediately follows six (6) months after the Participant’s separation from service or, if earlier, the date of the Participant’s death.
26.Restrictions on Resale. The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares acquired under this Agreement, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.
27.Electronic Delivery. By executing this Agreement (including via digital acceptance), the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and its Subsidiaries, the Plan and the Awarded Units via Company web site or other electronic delivery.
* * * * * * * *

[Remainder of Page Intentionally Left Blank
Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

MATADOR RESOURCES COMPANY

By:
Name:
Title:

PARTICIPANT:

Signature

Name:
Address:

EXHIBIT